UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2011
ENDURO ROYALTY TRUST
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-35333 (Commission File Number)	45-6259461 (IRS Employer Identification Number)
919 Congress Avenue, Suite 500
Austin, Texas 78701
(Address of principal executive offices, including zip code)
(512) 236-6599
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Underwriting Agreement
     On November 2, 2011, Enduro Royalty Trust (the “Trust”) entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among Enduro Resource Partners LLC (“Enduro”), the Trust and the underwriters named therein (the “Underwriters”), with respect to the offer and sale (the “Offering”) by Enduro of 13,200,000 trust units representing beneficial interests in the Trust (“Trust Units”) at a price of $22.00 per Trust Unit ($20.625 per Trust Unit, net of underwriting discounts and commissions). Pursuant to the Underwriting Agreement, Enduro also granted the Underwriters an option for a period of 30 days to purchase up to an additional 1,980,000 Trust Units to cover over-allotments, if any, on the same terms. The Trust will not receive any proceeds from the Offering.
     The material terms of the Offering are described in the prospectus, dated November 2, 2011 (the “Prospectus”), filed by the Trust and Enduro with the United States Securities and Exchange Commission (the “Commission”) on November 4, 2011 pursuant to Rule 424(b)(1) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the Commission pursuant to a Registration Statement on Form S-1, as amended (File No. 333-174225), initially filed by the Trust and Enduro on May 16, 2011.
     The Underwriting Agreement contains customary representations, warranties and agreements of the Trust, and customary conditions to closing, obligations of the parties and termination provisions. The Trust has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.
     As more fully described in the section entitled “Underwriting” in the Prospectus, certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Trust, for which they received or will receive customary expenses.
     The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.
Conveyance of Net Profits Interest
     Effective November 8, 2011, Enduro Operating LLC, a Texas limited liability company and a wholly owned subsidiary of Enduro (“Enduro Operating”), and Enduro Texas LLC, a Texas limited liability company and a wholly owned subsidiary of Enduro (“Enduro Texas”), merged, with each entity surviving the merger. By virtue of the merger, Enduro Texas will retain all rights, title and interest to 80% of the net profits interest (the “Net Profits Interest”) in certain oil and natural gas properties in Texas, Louisiana and New Mexico. Enduro Operating and Enduro Texas have entered into a Conveyance of Net Profits Interest, dated effective as of July 1, 2011 (the “Conveyance”), to effect the transfer of the Net Profits Interest from Enduro Operating to Enduro Texas. The description of the Net Profits Interest and the Conveyance contained in the section entitled “Computation of Net Profits” of the Prospectus is incorporated herein by reference.
     On November 8, 2011, the merger (the “Trust Merger”) of Enduro Texas with and into the Trust pursuant to that certain Agreement and Plan of Merger, dated November 3, 2011 (the “Trust Merger Agreement”), became effective. Under the terms of the Trust Merger Agreement, the Trust will continue as the surviving entity, and the limited liability company interest in Enduro Texas held by Enduro prior to the effective time of the Trust Merger converted into the right to receive 33,000,000 Trust Units. Further, by virtue of the Trust Merger, the Trust will retain all rights, title and interest to the Net Profits Interest (including the right to enforce the Conveyance against Enduro Operating, as grantor). On November 8, 2011, the Trust, Enduro Operating and Enduro Texas entered into a Supplement to Conveyance of Net Profits Interest (the “Conveyance Supplement”) to acknowledge that The Bank of New York Mellon Trust Company, N.A., as trustee of the Trust (the “Trustee”), will be deemed the grantee under the Conveyance and a party thereto.

     The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Trust Merger Agreement, the Conveyance and the Conveyance Supplement which are filed as Exhibits 1.2, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.
Registration Rights Agreement
     On November 8, 2011, the Trust and Enduro entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which Enduro, its affiliates and any transferee of Enduro’s Trust Units would be entitled, beginning 180 days after the date of the Registration Rights Agreement, to demand that the Trust use its reasonable best efforts to effect the registration of such holders’ Trust Units under the Securities Act. The holders are entitled to demand a maximum of five such registrations. The description of the Registration Rights Agreement contained in the section entitled “Trust Units Eligible for Future Sale — Registration Rights” of the Prospectus is incorporated herein by reference.
     The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.
Item 3.02 Unregistered Sale of Equity Securities.
     The information set forth under Item 1.01 regarding the issuance of Trust Units under the Trust Merger Agreement is incorporated in this Item 3.02 by reference. The issuance was made in reliance on the exemption from registration provided by Section 4(2) of the Securities Act.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     In connection with the closing of the transactions contemplated by the Underwriting Agreement, on November 3, 2011, Enduro, Wilmington Trust Company, as Delaware trustee of the Trust, and the Trustee entered into an Amended and Restated Trust Agreement (the “Amended and Restated Trust Agreement”). A description of the Amended and Restated Trust Agreement is contained in the section entitled “Description of the Trust Agreement” of the Prospectus and is incorporated herein by reference.
     The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Trust Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated as of November 2, 2011 among Enduro Resource Partners LLC, Enduro Royalty Trust and Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

1.2	Agreement and Plan of Merger, dated as of November 3, 2011, by and between Enduro Texas LLC and Enduro Royalty Trust.

3.1	Amended and Restated Trust Agreement of Enduro Royalty Trust, dated November 3, 2011, among Enduro Resource Partners LLC, Wilmington Trust Company, as Delaware trustee of Enduro Royalty Trust, and The Bank of New York Mellon Trust Company, N.A., as trustee of Enduro Royalty Trust.

10.1	Conveyance of Net Profits Interest, dated effective as of July 1, 2011, by and between Enduro Operating LLC and Enduro Texas LLC.

Exhibit No.	Description
10.2	Supplement to Conveyance of Net Profits Interest, dated as of November 8, 2011, by and among Enduro Operating LLC, Enduro Texas LLC and Enduro Royalty Trust.

10.3	Registration Rights Agreement, dated as of November 8, 2011, by and between Enduro Resource Partners LLC and Enduro Royalty Trust.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Enduro Royalty Trust
By:	The Bank of New York Mellon Trust Company,
N.A., as Trustee

By:	/s/ Michael J. Ulrich
Michael J. Ulrich
Vice President

Date: November 8, 2011

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement dated as of November 2, 2011 among Enduro Resource Partners LLC, Enduro Royalty Trust and Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

1.2	Agreement and Plan of Merger, dated as of November 3, 2011, by and between Enduro Texas LLC and Enduro Royalty Trust.

3.1	Amended and Restated Trust Agreement of Enduro Royalty Trust, dated November 3, 2011, among Enduro Resource Partners LLC, Wilmington Trust Company, as Delaware trustee of Enduro Royalty Trust, and The Bank of New York Mellon Trust Company, N.A., as trustee of Enduro Royalty Trust.

10.1	Conveyance of Net Profits Interest, dated effective as of July 1, 2011, by and between Enduro Operating LLC and Enduro Texas LLC.

10.2	Supplement to Conveyance of Net Profits Interest, dated as of November 8, 2011, by and among Enduro Operating LLC, Enduro Texas LLC and Enduro Royalty Trust.

10.3	Registration Rights Agreement, dated as of November 8, 2011, by and between Enduro Resource Partners LLC and Enduro Royalty Trust.